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                                                                    Exhibit 21.1

                 Subsidiaries of Navigant International, Inc.

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Entity                                                                         Business
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
1.   AQUA Software Products, Inc., a California corporation                    Software Development
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2.   Associated Travel Services of Texas, Inc., a California corporation       Corporate Travel Management
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3.   Associated Travel Services of Texas, Ltd., a Texas limited partnership    Corporate Travel Management
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4.   Atlas Travel GP, Inc., a Texas corporation                                GP of NI/SC LP
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5.   Atlas Travel Services Corp., a Delaware corporation                       LP of NI/SC LP
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6.   Cornerstone Enterprises, Inc., a Massachusetts corporation                Meetings and Incentives
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7.   Envision Vacations, Inc., a Michigan corporation                          Corporate Travel Management
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8.   FireVine, LLC, a Delaware limited liability company                       Corporate Travel Management
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9.   International Travel Resources, Inc., a Georgia corporation               Corporate Travel Management
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10. K.R. Agencia de Viagens Ltda., a Brazilian sociedade por quotas de         Corporate Travel Management
 responsabilidade limitada
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11. Navigant Cruise Center, Inc., a Delaware corporation                       Corporate Travel Management
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12. Navigant International Canada Inc., an Ontario corporation                 Corporate Travel Management
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13. Navigant International/North Central, Inc., an Illinois Corporation        Corporate Travel Management
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14. Navigant International/Southwest, LLC, a Delaware limited liability        Corporate Travel Management
 company
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15. Navigant International/South Central, L.P., a Texas limited partnership    Corporate Travel Management
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16. Navigant International/Southeast, Inc., a North Carolina corporation       Corporate Travel Management
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17. Navigant International/Northeast, Inc., a Connecticut corporation          Corporate Travel Management
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18. Navigant International/Northwest, Inc., a Washington corporation           Corporate Travel Management
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19. Navigant International/Rocky Mountain, Inc., a Colorado corporation        Corporate Travel Management
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20. Navigant International UK Holdings, Inc., a Delaware corporation           Holding Co./Parent
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21. Navigant International/United Kingdom Limited, incorporated in England     Corporate Travel Management
 and Wales
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22. Navigant UK Limited, incorporated in England and Wales                     Holding Co./Parent
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23. NavigantVacations.com Holdings, Inc., a Delaware corporation               Holding Co./Parent
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24. Scheduled Airlines Traffic Offices, Inc., a Delaware Corporation           Corporate Travel Management
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25. Sato Travel srl, incorporated in Italy                                     Corporate Travel Management
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26. Sato Seyahat ve Turizm Ltd. Sti., incorporated in Turkey                   Corporate Travel Management
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

Affiliates:
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ATTI General Partnership, a Georgia general partnership (50% interest through
Navigant International/Southwest, LLC)